UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks to provide high current income and total return.

Annual Report

July 31, 2013

Nuveen Preferred and
Income Term Fund

JPI

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	13
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	24
Notes to Financial Statements	26
Annual Investment Management Agreement Approval Process	34
Board Members & Officers	42
Reinvest Automatically, Easily and Conveniently	48
Glossary of Terms Used in this Report	49
Additional Fund Information	51

Chairman's
Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
September 23, 2013

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Portfolio Managers' Comments

Nuveen Preferred and Income Term Fund (JPI)

The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund's portfolio managers since its inception. Here they discuss the economic and market conditions, key investment strategies and performance of the Fund for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank's 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff" negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman's comments that the economic outlook had improved enough to warrant a possible "tapering" of the Central Bank's quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets, including equities, spread products and growth-sensitive currencies, sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general "de-risking" by investors reflecting concerns about the Central Bank's withdrawal of policy stimulus.

Despite an uptick in general market volatility toward the latter part of the twelve-month reporting period, the preferred/hybrid asset class still posted meaningful positive returns. The asset class benefited from the same factors that were broadly supportive of fixed income and credit markets during this period. New issue supply gained continuing momentum; and while some new issue deals have struggled, we feel the lagging performance was more a function of volatility and uncertainty in the broader market rather than specific to the preferred/hybrid asset class. New issue flow was relatively healthy during the reporting period; however, total net supply was not as large because low interest rates, tighter credit spreads and new bank capital regulations continued to be catalysts for significant redemption activity. Demand continued, as retail investors in search of income found a compelling solution in the asset class. In addition, improving fundamentals across the financials service sector, especially the bank subsector, attracted increasing interest from total return investors as well.

During the reporting period, both $25 par and $1,000 par securities posted positive results, generating a 3.0% total return as measured by the Blended Benchmark Index. Surprisingly, however, preferred securities underperformed both comparable fixed income indexes and equity indexes. Given the "hybrid" nature of the asset class, we typically expect the preferred securities market to perform somewhere between comparable senior debt and comparable equity investments. Indeed, the $1,000 par side of the market, as measured by the Barclays USD Capital Securities Index, posted a 6.2% return for the twelve-month reporting period; however, the $25 par side of the market posted a meaningfully lower 1.2% return for the same period, as represented by the BofA/Merrill Lynch Preferred Stock Fixed Rate Index. We believe that the $25 market previously had an extended period of outperformance versus the $1,000 par side of the market, which has begun to unwind itself over the past few quarters. The overall preferred security asset class outperformed Treasuries due to general credit spread compression across the preferred asset class, as well as the asset class' relatively higher yield compared to U.S. Treasuries of similar duration.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund's portfolio is actively managed seeking to capitalize on historically wide preferred credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks). The Fund's strategy focuses opportunistically on financial services companies.

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We employed a credit-based investment approach, using a top-down process to analyze various structural dimensions of the preferred securities market, while also incorporating bottom-up fundamental credit research analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we allocate capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets price risk. Technical factors may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets and do not anticipate materially changing the Fund's relative positioning strategy in the near future. We continue to believe that $25 par retail structures are generally rich versus corresponding $1,000 par institutional securities. In addition, the $25 par market is comprised of interest rate sensitive fixed-for-life coupon structures, which does not align well with the portfolio manager's outlook for higher interest rates. As a result, we will likely maintain a relative overweight to $1,000 par structures compared to the Blended Benchmark Index's allocation of 35% to institutional securities and 65% to retail securities.

With respect to the Fund's allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will over the long term provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. Lower rated preferred securities may exhibit periods of higher price volatility; however, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. Preferred/hybrid securities are often rated three to five notches below an issuer's senior unsecured debt rating. This means that, in most instances, a BB-rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

As our team continues to monitor the Fund's portfolio we will rotate out of premium priced bank issued trust preferred and enhanced trust preferred securities and into similar structures priced at discounts to par. Due to recent regulation affecting bank capital securities, issuers may have the right to redeem certain structures at par, in some cases well before an explicit call date listed on a security, including securities that appear to be non-callable. We believe that the risk of regulatory-driven early redemptions continues to abate as most issuers have already taken advantage of this opportunity. Although this risk is not as compelling as a comparison of previous performance periods, we will continue to closely monitor the regulatory risk.

In addition, as with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. We seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive structures whenever possible. We also feel that rising interest rates often signal an improving macro-economic picture at a time when the domestic recovery has gained meaningful traction. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market and credit spreads should narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

How did the Fund perform during this twelve-month reporting period ended July 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2013. For the twelve-month reporting period

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ended July 31, 2013, the Fund's shares at net asset value (NAV) outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and its Blended Benchmark Index.

Several factors contributed to this outperformance, including a relative overweight to $1,000 par structures versus $25 par structures, a relative overweight to the insurance sector versus the bank sector, a relative overweight to lower rated investment grade and below investment grade securities versus the index and a relative overweight to the more subordinate tier-1 securities versus the relatively more senior lower tier-2 structures.

During the reporting period, an overweight to $1,000 par structures was a notable contributor to the Fund's outperformance versus the Blended Benchmark Index with the $1,000 par institutional side of the market significantly outperforming the $25 par retail side. This relative performance was not surprising because the average option adjusted spread (OAS) valuation at the beginning of the period was richer for the $25 par side of the market than the $1,000 par side. Additionally, a greater proportion of the $1,000 par side of the market is comprised of fixed-to-floating rate coupon structures. These structures, given all other factors are equal, will have lower duration profiles and negligible negative convexity profiles compared to similar fixed-rate-for-life coupon securities. As a result, in an environment where investors are concerned about rising interest rates, relative demand naturally increases for the fixed-to-floating rate coupon structures. Hence, the outperformance from the overweight to $1,000 par securities was due to a combination of both relative value and investors' desire to position more defensively against rising interest rates.

Another factor contributing to the Fund's relative outperformance was our overweight to the insurance sector versus the bank sector. While the financial services sector continued to perform well during the period, the insurance subsector outperformed, posting a return of 9.0%, which was above the bank subsector's return of 5.5%. While the fundamentals for both the bank and insurance sectors are strong and improving, supply from the insurance subsector remained relatively light during the measurement period versus what was relatively healthy new issue flow out of the bank sector. Investors continued to anticipate that insurance companies might buy back high coupon, long non-call, preferred/hybrid security structures helping support valuations in that subsector.

The Fund also benefited from overweights to lower rated investment grade, below investment grade and more subordinate tier-1 securities versus the Blended Benchmark Index. These segments have tended to outperform their higher rated counterparts during measurement periods when credit spreads in general have contracted. The reporting period was no exception. The Barclays Securities Lower Tier 2 BBB Index returned 6.8%, materially above the Lower Tier 2 A or Better Index 2.1% return. During this same reporting period, the Barclays Securities Tier 1 Index returned 12.1%, well above the more senior Barclays Securities Lower Tier 2 Index 4.6% return.

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Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmark was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund invested in interest rate swap contracts to partially fix the interest cost of leverage. These contracts had a positive contribution to performance during the period.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of July 31, 2013, the Fund has outstanding bank borrowings of $225,000,000.

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

As of July 31, 2013, the Fund's percentages of leverage are shown in the accompanying table.

	Effective Leverage*	Regulatory Leverage*
JPI	28.29%	28.29%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of July 31, 2013. The Fund's distribution levels may vary over time based on the Fund's investment activity and portfolio investment value changes.

During the current reporting period, the Fund's monthly distributions to shareholders were as shown in the accompanying table.

JPI	Per Share Amounts
September*	$0.1690
October	0.1690
November	0.1690
December	0.1690
January	0.1690
February	0.1690
March	0.1690
April	0.1690
May	0.1690
June	0.1690
July	0.1690
Short-Term Capital Gain**	0.0973
Current Distribution Rate***	8.56%

*  Fund's initial distribution to shareholders.

**  Distribution paid in December 2012.

***  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of shareholders' NAV per share in response to changing market conditions.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2013, the Fund had a positive UNII balance for both tax and financial reporting purposes.

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Share Repurchases

The Fund has not repurchased any of its outstanding common shares since the inception of its share repurchase program.

Other Share Information

As of July 31, 2013, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JPI
Share NAV	$25.06
Share Price	$23.68
Premium/(Discount) to NAV	(5.53)%
12-Month Average Premium/(Discount) to NAV	(0.33)%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Below-Investment Grade Securities Risk: Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Financial Sector Risk: Because the Fund invest a substantial portion of its assets (at least 25%) in securities issued by financial services companies, concentration in this sector may present more risks than if the Fund was more diversely invested in numerous sectors of the economy.

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Nuveen Preferred and Income Term Fund (JPI)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception[1]
JPI at NAV	13.69%	13.19%
JPI at Share Price	0.41%	2.38%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	1.24%	1.58%
Blended Benchmark Index	2.97%	3.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

$1,000 Par (or similar) Institutional Structures	76.8%
$25 Par (or similar) Retail Structures	21.1%
Corporate Bonds	1.5%
Short-Term Investments	0.6%

Top Five Issuers

(as a % of total long-term investments)2,3

Rabobank Nederland	5.2%
JPMorgan Chase & Company	5.1%
ING Groep N.V.	5.0%
Wells Fargo & Company	5.0%
Financial Security Assurance Holdings	4.2%

Portfolio Composition2,3

(as a % of total investments)

Insurance	41.5%
Commercial Banks	23.9%
Diversified Financial Services	22.4%
U.S. Agency	5.9%
Capital Markets	2.5%
Real Estate Investment Trust	1.5%
Consumer Finance	0.8%
Oil, Gas & Consumable Fuels	0.7%
Electric Utilities	0.2%
Short-Term Investments	0.6%

Country Allocation2,3

(as a % of total investments)

United States	61.3%
United Kingdom	11.3%
Netherlands	11.1%
Spain	5.1%
France	4.9%
Australia	3.3%
Switzerland	1.7%
Japan	0.8%
Germany	0.4%
Canada	0.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 7/26/12.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Preferred and Income Term Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred and Income Term Fund (the "Fund") as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, counterparty, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred and Income Term Fund at July 31, 2013, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2013

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Portfolio of Investments

  July 31, 2013

Shares	Description (1)	Coupon	Ratings (2)	Value
	Long-Term Investments – 137.3% (99.4% of Total Investments)
	$25 Par (or similar) Retail Structures – 29.1% (21.1% of Total Investments)
	Capital Markets – 1.6%
16,894	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB-	$420,154
50,000	Deutsche Bank Contingent Capital Trust V	8.050%	BBB-	1,395,000
242,100	Goldman Sachs Group, Inc.	5.500%	BB+	5,742,612
25,000	Morgan Stanley Capital Trust VI	6.600%	BB+	626,750
25,000	Morgan Stanley Capital Trust VII	6.600%	BB+	629,000
	Total Capital Markets			8,813,516
	Commercial Banks – 2.7%
34,749	Private Bancorp Incorporated	7.125%	N/R	874,632
200,000	Regions Financial Corporation	6.375%	BB	4,926,000
153,800	Texas Capital Bancshares Inc., (4)	6.500%	BB	3,781,942
237,600	Wells Fargo & Company, (4)	5.850%	BBB+	5,828,328
	Total Commercial Banks			15,410,902
	Consumer Finance – 1.1%
250,000	Discover Financial Services	6.500%	BB	6,247,500
	Diversified Financial Services – 6.8%
840,603	ING Groep N.V.	8.500%	BBB-	21,536,249
651,000	ING Groep N.V.	7.375%	BBB-	16,398,690
40,000	ING Groep N.V.	7.200%	BBB-	1,002,000
	Total Diversified Financial Services			38,936,939
	Insurance – 8.0%
15,000	Aegon N.V.	8.000%	Baa1	408,900
100,000	Aegon N.V.	6.500%	Baa1	2,470,000
43,000	Arch Capital Group Limited	6.750%	BBB	1,090,910
59,200	Aspen Insurance Holdings Limited	7.250%	BBB-	1,545,120
432,500	Aspen Insurance Holdings Limited	5.950%	BBB-	11,115,250
182,123	Axis Capital Holdings Limited	6.875%	BBB	4,731,556
299,000	Endurance Specialty Holdings Limited	7.500%	BBB-	7,899,580
147,600	Hartford Financial Services Group Inc.	7.875%	BB+	4,340,916
400,000	Maiden Holdings Limited	8.250%	BB	10,384,000
71,000	W.R. Berkley Corporation	5.625%	BBB-	1,510,880
	Total Insurance			45,497,112
	Oil, Gas & Consumable Fuels – 0.9%
198,600	Nustar Logistics Limited Partnership	7.625%	Ba2	5,239,068
	U.S. Agency – 8.0%
100,000	Cobank Agricultural Credit Bank, (3)	11.000%	A-	5,359,380
179,800	Cobank Agricultural Credit Bank. 144A, (3)	6.250%	A-	18,468,840
220	Farm Credit Bank of Texas, 144A, (3), (4)	6.750%	Baa1	21,990,000
	Total U.S. Agency			45,818,220
	Total $25 Par (or similar) Retail Structures (cost $167,742,694)			165,963,257

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 2.1% (1.5% of Total Investments)
	Insurance – 2.1%
$8,430	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A-	$11,677,287
$8,430	Total Corporate Bonds (cost $11,451,009)				11,677,287
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 Par (or similar) Institutional Structures – 106.1% (76.8% of Total Investments) (3)
	Capital Markets – 1.9%
840	Aberdeen Asset Management LLC, Reg S	7.000%	N/A (5)	BBB-	$859,740
1,500	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (5)	Ba2	1,282,500
1,972	Macquarie PMI LLC	8.375%	N/A (5)	BB+	2,050,880
6,509	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB-	6,899,540
	Total Capital Markets				11,092,660
	Commercial Banks – 30.3%
4,700	Abbey National Capital Trust I	8.963%	N/A (5)	BBB-	5,875,000
14,310	Banco Santander Finance, (4)	10.500%	N/A (5)	BB	15,088,106
13,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A-	16,661,060
13,500	BNP Paribas, 144A	7.195%	N/A (5)	BBB	13,574,250
8,685	Fifth Third Bancorp.	5.100%	N/A (5)	BB+	8,207,325
3,061	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	BBB+	4,407,840
6,000	PNC Financial Services Inc.	6.750%	N/A (5)	BBB	6,390,000
2,000	PNC Financial Services Inc.	4.850%	N/A (5)	BBB	1,820,000
31,303	Rabobank Nederland, 144A	11.000%	N/A (5)	A-	40,380,225
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	5,199,350
13,962	Societe Generale, Reg S	8.750%	N/A (5)	BBB-	14,632,176
7,275	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	7,638,750
29,410	Wells Fargo & Company	7.980%	N/A (5)	BBB+	33,012,725
	Total Commercial Banks				172,886,807
	Diversified Financial Services – 24.1%
15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	15,636,219
20,845	Bank of America Corporation	8.000%	N/A (5)	BB+	23,085,838
3,500	Bank of America Corporation	8.125%	N/A (5)	BB+	3,885,000
3,200	Bank of New York Mellon	4.500%	N/A (5)	Baa1	2,980,000
6,450	Citigroup Inc.	5.900%	N/A (5)	BB	6,224,250
10,000	Citigroup Inc.	0.000%	N/A (5)	BB	9,700,000
27,465	General Electric Capital Corporation	7.125%	N/A (5)	AA-	30,898,125
5,265	ING US Inc., 144A	5.650%	5/15/23	Ba1	4,949,100
6,285	JPMorgan Chase & Company	6.000%	N/A (5)	BBB	6,182,868
3,195	JPMorgan Chase & Company	5.150%	N/A (5)	BBB	2,963,363
27,760	JPMorgan Chase & Company	7.900%	N/A (5)	BBB	30,883,000
	Total Diversified Financial Services				137,387,763
	Electric Utilities – 0.3%
2,000	Electricite de France, 144A	5.250%	N/A (5)	A3	1,912,500
	Insurance – 47.3%
1,309	AG2R La Mondiale Vie, Reg S	7.625%	N/A (5)	BBB-	1,354,943
7,781	AIG Life Holdings Inc.	8.500%	7/1/30	BBB	10,095,847
5,770	American International Group, Inc.	8.175%	5/15/58	BBB	7,053,825
3,500	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (5)	N/R	3,762,500
18,740	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	20,048,052
5,740	AXA SA	8.600%	12/15/30	A3	6,952,156
31,120	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	32,442,600
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	3,029,400

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
1,900	Dai-Ichi Mutual Life, 144A	7.250%	N/A (5)	A3	$2,109,000
36,660	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB	32,627,400
1,924	Friends Life Group PLC, Reg S	7.875%	N/A (5)	BBB+	2,034,630
20,955	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BB+	19,802,475
1,120	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A-	1,159,200
2,250	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	3,431,250
780	Lincoln National Corporation	7.000%	5/17/66	BBB	803,400
21,555	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	28,668,150
5,610	Provident Financing Trust I	7.405%	3/15/38	Baa3	6,201,131
8,374	Prudential Financial Inc.	8.875%	6/15/38	BBB+	10,090,670
5,000	Prudential PLC	7.750%	N/A (5)	A-	5,379,000
2,000	Prudential PLC, Reg S	6.500%	N/A (5)	A-	2,007,500
22,410	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	24,090,750
7,183	Reinsurance Group of America Inc.	6.750%	12/15/65	BBB-	7,254,830
4,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A-	3,950,244
28,226	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB-	29,284,475
5,860	White Mountain Re Group, 144A	7.506%	N/A (5)	BB+	6,094,400
	Total Insurance				269,727,828
	Real Estate Investment Trust – 2.1%
8,998	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	11,747,177
	U.S. Agency – 0.1%
502	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	602,243
	Total $1,000 Par (or similar) Institutional Structures (cost $592,158,991)				605,356,978
	Total Long-Term Investments (cost $771,352,694)				782,997,522
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.8% (0.6% of Total Investments)
$4,764	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $4,764,007, collateralized by: $400,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $395,500 $4,500,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $4,466,250	0.010%	8/01/13		$4,764,006
	Total Short-Term Investments (cost $4,764,006)				4,764,006
	Total Investments (cost $776,116,700) – 138.1%				787,761,528
	Borrowings – (39.5)% (6), (7)				(225,000,000)
	Other Assets Less Liabilities – 1.4% (8)				7,536,717
	Net Assets – 100%				$570,298,245

Investments in Derivatives as of July 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation) (8)
JPMorgan	$84,375,000	Receive	1-Month USD-LIBOR	1.498%	Monthly	12/01/14	12/01/18	$1,785,820
JPMorgan	84,375,000	Receive	1-Month USD-LIBOR	1.995	Monthly	12/01/14	12/01/20	3,057,599
	$168,750,000							$4,843,419

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund (continued)

Portfolio of Investments July 31, 2013

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structure classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurments for more information.

  (4)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (5)  Perpetual security. Maturity date is not applicable.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of July 31, 2013, investments with a value of $541,852,476 have been pledged as collateral for Borrowings.

  (7)  Borrowings as a percentage of Total Investments is 28.6%.

  (8)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (9)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2013

Assets
Investments, at value (cost $776,116,700)	$787,761,528
Unrealized appreciation on swaps	4,843,419
Receivable for:
Dividends	113,779
Interest	8,417,657
Investments sold	1,533,963
Other assets	50,131
Total assets	802,720,477
Liabilities
Borrowings	225,000,000
Payable for:
Dividends	3,749,805
Investments purchased	2,894,405
Accrued expenses:
Interest on borrowings	14,764
Management fees	579,867
Trustees fees	17,036
Other	166,355
Total liabilities	232,422,232
Net assets	$570,298,245
Shares outstanding	22,752,777
Net asset value per share outstanding	$25.06
Net assets consist of:
Shares, $.01 par value per share	$227,528
Paid-in surplus	541,836,890
Undistributed (Over-distribution of) net investment income	653,881
Accumulated net realized gain (loss)	11,091,699
Net unrealized appreciation (depreciation)	16,488,247
Net assets	$570,298,245
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2013

Investment Income
Dividends (net of tax withheld of $1,125)	$8,530,632
Interest	43,767,761
Total investment income	52,298,393
Expenses
Management fees	6,610,386
Interest expense on borrowings	2,734,795
Shareholder servicing agent fees and expenses	595
Custodian fees and expenses	123,809
Trustees fees and expenses	37,864
Professional fees	47,434
Shareholder reporting expenses	123,301
Stock exchange listing fees	5,006
Investor relations expenses	47,541
Other expenses	11,886
Total expenses	9,742,617
Net investment income (loss)	42,555,776
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	13,635,080
Change in net unrealized appreciation (depreciation) of:
Investments	11,980,059
Swaps	4,843,419
Net realized and unrealized gain (loss)	30,458,558
Net increase (decrease) in net assets from operations	$73,014,334

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 7/31/13	For the Period 7/26/12 (commencement of operations) through 7/31/12
Operations
Net investment income (loss)	$42,555,776	$(12,585)
Net realized gain (loss) from investments	13,635,080	—
Change in net unrealized appreciation (depreciation) of:
Investments	11,980,059	(335,231)
Swaps	4,843,419	—
Net increase (decrease) in net assets from operations	73,014,334	(347,816)
Distributions to Shareholders
From net investment income	(42,294,495)	—
From accumulated net realized gains	(2,213,845)	—
Decrease in net assets from distributions to shareholders	(44,508,340)	—
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	65,316,610	476,500,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	223,182	—
Net increase (decrease) in net assets from capital share transactions	65,539,792	476,500,000
Net increase (decrease) in net assets	94,045,786	476,152,184
Net assets at the beginning of period	476,252,459	100,275
Net assets at the end of period	$570,298,245	$476,252,459
Undistributed (Over-distribution of) net investment income at the end of period	$653,881	$(12,585)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended July 31, 2013

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$73,014,334
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,104,846,974)
Proceeds from sales and maturities of investments	404,166,814
Proceeds from (Purchases of) short-term investments, net	471,836,269
Amortization (Accretion) of premiums and discounts, net	(67,195)
(Increase) Decrease in:
Receivable for dividends	(113,779)
Receivable for interest	(7,685,774)
Receivable for investments sold	(1,533,963)
Receivable for reclaims	8,250
Other assets	(50,131)
Increase (Decrease) in:
Payable for investments purchased	(54,740,205)
Accrued interest on borrowings	14,764
Accrued management fees	579,502
Accrued Trustees fees	16,991
Accrued other expenses	165,047
Net realized gain (loss) from investments	(13,635,080)
Change in net unrealized (appreciation) depreciation of:
Investments	(11,980,059)
Swaps	(4,843,419)
Taxes paid on undistributed capital gains	(75,649)
Net cash provided by (used in) operating activities	(249,770,257)
Cash Flows from Financing Activities:
Increase in borrowings	225,000,000
Increase (decrease) in accrued organization and offering costs	(11,000)
Cash distributions paid to shareholders	(40,535,353)
Proceeds from sale of shares, net of offering costs	65,316,610
Net cash provided by (used in) financing activities	249,770,257
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,379,346
Non-cash financing activities not included herein consists of reinvestments of distributions	223,182

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total
Year Ended 7/31:
2013	$23.81	$1.89		$1.32	$3.21	$(1.86)	$(.10)	$(1.96)
2012(d)	23.88	—	*	(.02)	(.02)	—	—	—
	Borrowings at End of Period(e)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2013	$225,000	$3,535

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets(c)
	Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Year Ended 7/31:
2013	$—	*	$25.06	$23.68	13.69%	.41%	$570,298	1.72%		7.51%		57%
2012(d)	(0.05)		23.81	25.50	(.23)	2.00	476,252	.97	**	(.96	)**	0

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets(e)
Year Ended 7/31:
2013(g)	.48%

(d)  For the period July 26, 2012 (commencement of operations) through July 31, 2012.

(e)  The Fund did not utilize borrowings during the period July 26, 2012 (commencement of operations) through July 31, 2012.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(g)  For the period August 29, 2012 (commencement of borrowings) through July 31, 2013.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Preferred and Income Term Fund (the "Fund") is a non-diversified, closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JPI." The Fund was organized as a Massachusetts business trust on April 18, 2012.

On December 31, 2012, the Fund's investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

The Fund's investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7—Management Fees and Other Transactions with Affiliates) in preferred and other income producing securities. The Fund will invest at least 60% of its managed assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Structures	$120,145,037	$45,818,220	$—	$165,963,257
Corporate Bonds	—	11,677,287	—	11,677,287
$1,000 Par (or similar) Institutional Structures	—	605,356,978	—	605,356,978
Short-Term Investments:
Repurchase Agreements	—	4,764,006	—	4,764,006
Derivatives:
Swaps**	—	4,843,419	—	4,843,419
Total	$120,145,037	$672,459,910	$—	$792,604,947

*  Refer to the Fund's Portfolio of Investments for industry classification and breakdown of $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in to or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$—	$(11,747,177)	$11,747,177	$—	$—	$—

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio of Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contracts and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2013, the Fund entered into swap contracts to partially fix its interest cost of leverage, which the Fund uses through bank borrowings.

The average notional amount of swap contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

Average notional amount of swap contracts outstanding*	$67,500,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following table presents the fair value of all swap contracts held by the Fund as of July 31, 2013, the location of these instruments on the Statement of Assets and Liablilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on swaps	$4,843,419	—	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the fiscal year ended July 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate	Swaps	$—	$4,843,419

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

During November 2012, the Nuveen Funds' Board of Directors/Trustees authorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Transactions in Fund shares were as follows:

	Year Ended 7/31/13	For the period 7/26/12 (commencement of operations through 7/31/12)
Shares sold	2,739,573	20,000,000
Shares issued to shareholders due to reinvestment of distributions	9,004	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2013, aggregated $1,104,846,974 and $404,166,814, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$777,072,257
Gross unrealized:
Appreciation	$19,824,082
Depreciation	(9,134,811)
Net unrealized appreciation (depreciation) of investments	$10,689,271

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund's components of common share net assets as of July 31, 2013, the Fund's tax year end, as follows:

Paid-in surplus	$(75,649)
Undistributed (Over-distribution of) net investment income	405,185
Accumulated net realized gain (loss)	(329,536)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income [1]	$16,537,152
Undistributed net long-term capital gains [2]	9,204

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

2  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2013, paid on August 1, 2013.

The tax character of distributions paid during the Fund's tax year ended July 31, 2013 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income [1]	$40,663,121
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the period July 26, 2012 (commencement of operations) through July 31, 2012, the Fund's last tax year end, the Fund made no distributions to its shareholders.

During the Fund's tax year ended July 31, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2013, the complex-level fee rate for the Fund was .1683%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

On August 29, 2012, the Fund entered into a $225 million (maximum commitment amount) prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. On May 31, 2013, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount to $250 million. All other terms remain unchanged. On July, 31 2013, the outstanding balance on these Borrowings was $225 million. During the period from August 29, 2012 through July 31, 2013, the average daily balance outstanding and annual interest rate on these Borrowings were $224 million and 1.15%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate equal to the 3-month LIBOR (London Inter-bank Offered Rate) plus .85% per annum on the amount borrowed. In addition to interest expense, the Fund pays a commitment fee equal to .50% per annum on the undrawn balance. The Fund also paid a one-time .15% arrangement fee on the maximum commitment amount and a one-time .15% amendment fee on the increase to the maximum commitment amount, which were fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and the one-time arrangement and amendment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting,

Nuveen Investments

and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser's investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser's execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter period ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Fund) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee that was in line with its peer average and a net expense ratio (including fee waivers and expense reimbursements) that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board

Nuveen Investments

Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also reviewed the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Board Members & Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

211
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

211
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
■THOMAS S. SCHREIER, JR.(2)
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

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Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

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■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC, (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

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■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

*  Represents the Fund's Board of Trustees as of September 1, 2013.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  BofA/Merrill Lynch Preferred Stock Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

•  Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

•  Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and the Barclays USD Capital Securities Index. The Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

•  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund's total assets (securities, cash, and accrued earnings), subtracting the fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of a fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees*

William Adams IV** William J. Schneider	Robert P. Bremner Thomas S. Schreier, Jr.**	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Virginia L. Stringer	John K. Nelson Terence J. Toth

*  Represents the Fund's Board of Trustees as of September 1, 2013.

**  Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Shares repurchased	—

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	30.49%
% DRD	1.19%

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-C-0713D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN PREFERRED AND INCOME TERM FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund (1)	Audit-Related Fees Billed to Fund (2)	Tax Fees Billed to Fund (3)	All Other Fees Billed to Fund (4)
July 31, 2013	$25,300	$6,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2012	$6,075	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2013	$0	$0	$0	$0
July 31, 2012	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2013, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Douglas Baker	Registered Investment Companies	5	$4,213,000,000
	Pooled Accounts	4	$495,900,000
	Other Accounts	20	$152,900,000
Brenda Langenfeld	Registered Investment Companies	2	$4,060,000,000
	Pooled Accounts	0	$0
	Other Accounts	20	$152,900,000

*   Assets are as of July 31, 2013.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JPI SECURITIES AS OF JULY 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 4, 2013